UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-06342

Exact name of registrant as specified in charter:	Aberdeen Global Income Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5233

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2012

Item 1 –	Reports to Stockholders

Aberdeen Global Income Fund, Inc.

Semi-Annual Report
April 30, 2012

2012

Aberdeen

Managed Distribution Policy (unaudited)

The Board of Directors of the Fund has authorized a managed distribution policy (“MDP”) of paying monthly distributions at an annual rate of $0.07 per share set once a year. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s MDP exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Distribution Disclosure Classification (unaudited)

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from month to month because it may be materially impacted by future realized gains and losses on securities and fluctuations in the value of the currencies in which the Fund’s assets are denominated.

The Fund estimates that distributions for the fiscal year commencing November 1, 2011, including the distribution paid on May 11, 2012 and June 15, 2012 are comprised of 100% net investment income.

In January 2013, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2012 calendar year.

Dividend Reinvestment and Direct Stock Purchase Plan (unaudited)

The Fund has a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is sponsored and administered by Computershare Trust Company, N.A., the Fund’s transfer agent.

The Plan allows registered stockholders and first time investors to buy and sell shares and automatically reinvest dividends and capital gains through our transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchases and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

Letter to Shareholders (unaudited)

June 6, 2012

Dear Shareholder,

We present this Semiannual Report which covers the activities of Aberdeen Global Income Fund, Inc. (the “Fund”) for the six months ended April 30, 2012. The Fund’s principal investment objective is to provide high current income by investing primarily in fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective.

Net Asset Value Performance

The Fund’s total return, based on net asset value (“NAV”), was 5.2% for the six months ended April 30, 2012 and 8.6% per annum since inception, assuming the reinvestment of dividends and distributions.

Share Price Performance

The Fund’s share price increased by 8.2% over the six month period, from $13.11 on October 31, 2011 to $14.19 on April 30, 2012. The Fund’s share price on April 30, 2012 represented a premium of 4.0% to the NAV per share of $13.65 on that date, compared with a discount of 2.5% to the NAV per share of $13.45 on October 31, 2011. At the date of this letter, the share price was $13.30, representing a premium of 0.6% to the NAV per share of $13.22.

Credit Quality

As of April 30, 2012, 70.2% of the Fund’s portfolio was invested in securities where either the issue or the issuer was rated A or better by Standard & Poor’s or Moody’s Investors Services, Inc., or, if unrated, judged by Aberdeen Asset Management Asia Limited (the “Investment Manager”) to be of equivalent quality.

Managed Distribution Policy

Distributions to common shareholders for the twelve months ended April 30, 2012 totaled $0.92 per share, which includes a special distribution of $0.08 declared on December 22, 2011 as well as the monthly managed distribution of $0.07. Based on the share price of $14.19 on April 30, 2012, the distribution rate over the 12-month period ended April 30, 2012 was 6.5%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.

The Fund declared a distribution of $0.07 per share on May 14, 2012 to be paid on June 15, 2012 to all shareholders of record as of May 31, 2012. On June 6, 2012, the Board of Directors of the Fund (the “Board”) authorized a monthly distribution of $0.07 per share, payable on July 13, 2012 to common shareholders of record as of June 29, 2012.

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a non-taxable return of capital. It is the Board’s intention that a monthly distribution of $0.07 per share be maintained for twelve months, beginning with the July 13, 2012 distribution payment. This policy is subject to regular review at the Board’s quarterly meetings, unless market conditions require an earlier evaluation. The next annual review is scheduled to take place in June 2013.

Share Repurchase Policy

The Fund’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV. During the six months ended April 30, 2012 and the fiscal year ended October 31, 2011, the Fund did not repurchase any shares.

Revolving Credit Facility and Leverage

The Fund’s revolving credit loan facility with The Bank of Nova Scotia was renewed for a 365 day term on March 1, 2012. The outstanding balance on the loan as of April 30, 2012 was $40,000,000. Under the terms of the loan facility and applicable regulations, the Fund is required to maintain certain asset coverage ratios for the amount of its outstanding borrowings. The Board regularly reviews the use of leverage by the Fund. The Fund is also authorized to use reverse repurchase agreements as another form of leverage.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5233.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-866-839-5233; and (ii) on the SEC’s website at http://www.sec.gov.

Aberdeen Global Income Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

Investor Relations Information

As part of our ongoing commitment to provide additional, timely information to investors, including Fund performance and investment strategy, we would like to highlight the monthly fact sheets including fund manager commentary, which are posted to the Fund’s website at www.aberdeenfco.com. The Fund’s web page also includes daily updates of share price, NAV and details of distributions. If you have any questions in relation to this information or suggestions on how to improve it further, we would be delighted to hear from you.

Please contact Aberdeen Asset Management Inc. by:

•	Calling toll free at 1-866-839-5233 in the United States;
•	Emailing InvestorRelations@aberdeen-asset.com;
•	Visiting www.aberdeenfco.com.

For additional information on Aberdeen’s family of closed-end funds, we invite you to visit our Closed-End Investor Center at www.aberdeen-asset.us/cef.

From the site you will also be able to review Fund performance, download literature and sign up for email services. The site houses topical information about the funds, including fact sheets from Morningstar® that are updated daily, tools that permit you to conduct performance charting and timely information from our fund managers, among other data. When you enroll in our online email services, we can ensure that you are among the first to know about Aberdeen’s latest closed-end fund news and receive alerts regarding upcoming fund manager web casts, films and other information.

Yours sincerely,

Christian Pittard

President

All amounts are U.S. Dollars unless otherwise stated.

Aberdeen Global Income Fund, Inc.

Report of the Investment Manager (unaudited)

Share Price Performance

On April 30, 2012, the Fund’s share price was $14.19, which represented a premium of 4.0% to the NAV per share of $13.65. As of June 6, 2012, the share price was $13.30, representing a premium of 0.6% to the NAV per share of $13.22.

Economic Review

During the period under review, financial markets continued to be dominated by events in the Eurozone. The first quarter of 2012 was dominated by two major events, both of which had a significant impact on returns. First, the European Central Bank (“ECB”) announced the second three-year long term refinancing operation (“LTRO”) which gave banks an additional €530 billion in loans on top of the €489 billion lent in December 2011. The provision had a significant impact on yield spreads for sovereign and bank issuers in particular and removed, for the time being, the systemic risk to the European financial system. Next was the second bailout of Greece, which, while significant in terms of headlines, had little impact on markets.

In the U.S., there were two Federal Open Market Committee (“FOMC”) statements. January 2012’s FOMC Statement projected weaker growth and inflation data over the next 12-18 months and as a consequence, stated that it foresaw federal funds rates remaining at their current, near zero rate until late 2014. March 2012’s FOMC statement made no reference to additional quantitative easing measures. With the market anticipating some additional official bond buying there was considerable disappointment in the immediate aftermath of the meeting.

In the United Kingdom, the Monetary Policy Committee extended quantitative easing by £50 billion. This brings the Bank of England’s total Asset Purchase Facility to £325 billion.

Initially, during the period core sovereign bond markets were weaker as investor’s increased exposure to risk assets. This was on the back of events in Europe and positive U.S. economic data, however, this trend reversed in April 2012, with yields on peripheral Europe significantly higher.

The Fund uses U.S. Dollar interest rate swaps to hedge the floating rate loan that is used to provide marginal leverage to the overall asset portfolio. These swap positions are used to lock-in a fixed rate of borrowing at yield levels that remain below the average yield of the assets held across the Fund. However, the value of these swap positions may rise and fall in line with secondary market interest rates which in turn will create unrealized gains and losses from the swap positions over time. During the period under review, swap yields generally declined and hence on a stand-alone basis the swaps have detracted from the performance of the Fund on a marked-to-market basis. However, the use of leverage in the Fund has, in overall terms, added value to the performance of the Fund. The Fund also employed foreign exchange forwards to manage the exposure to the New Zealand Dollar and Sterling. Bond futures were used in the Australian portfolio to manage interest rate risk.

Loan Facility and the Use of Leverage

The Fund utilizes leverage to seek to increase the yield for its shareholders. The amounts borrowed from the line of credit may be invested to return higher rates than the rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund’s performance.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of default under the credit agreement, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. The loan facility has a term of 365 days and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager, Aberdeen Asset Management Limited (the “Investment Adviser”) or Aberdeen Asset Managers Limited (the “Sub-Adviser”) from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence

Aberdeen Global Income Fund, Inc.

Report of the Investment Manager (unaudited) (concluded)

of other events could lead to the cancellation of the loan facility. The covenants also include a requirement that the Fund maintain a NAV of no less than $75 million.

Prices and availability of leverage are extremely volatile in the current market environment. The Board regularly reviews the use of leverage by the Fund and may explore other forms of leverage. The Fund is also authorized to use reverse repurchase agreements as another form of leverage. A reverse repurchase agreement involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for the Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, the Fund’s NAV will decline faster than otherwise would be the case. Reverse repurchase agreements, as with any leveraging techniques, may increase the Fund’s return; however, such transactions also increase the Fund’s risks in down markets.

Interest Rate Swaps

The Fund may enter into interest rate swaps to efficiently gain or hedge interest rate or currency risk. As of April 30, 2012, the Fund held interest rate swap agreements with an aggregate notional amount of $40 million, which represented approximately 100% of the Fund’s total borrowings. Under the terms of the agreements currently in effect, the Fund receives a floating rate of interest (three month USD-LIBOR BBA rate) and pays fixed rates of interest for the terms and based upon the notional amounts set forth below:

Remaining Term as of April 30, 2012	Amount (in $ millions)	Fixed Rate Payable (%)
54 months	16.0	1.42
52 months	4.0	1.20
30 months	20.0	0.82

A significant risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreements. There can be no assurance that the Fund will have an interest rate swap in place at any given time nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund’s interest rate risk with respect to the loan facility. The implementation of this strategy is at the discretion of the Leverage Committee of the Board.

Portfolio Composition (unaudited)

Quality of Investments

As of April 30, 2012, 70.2% of the Fund’s total investments were invested in securities where either the issue or the issuer was rated at “A” or better by Standard & Poor’s or Moody’s Investors Service, Inc., or, if unrated, judged to be of equivalent quality by the Investment Manager. The table below shows the asset quality of the Fund’s portfolio as of April 30, 2012, compared with the previous six and twelve months:

Date	AAA/Aaa %	AA/Aa %	A %	BBB/Baa %	BB/Ba* %	B* %	CCC* %
April 30, 2012	40.0	22.3	7.9	13.5	9.7	6.6	0.0
October 31, 2011	42.7	23.2	6.9	12.4	8.2	6.6	0.0
April 30, 2011	47.8	13.4	11.5	13.0	8.2	6.1	0.0

*	Below investment grade

Aberdeen Global Income Fund, Inc.

Portfolio Composition (unaudited) (concluded)

Geographic Composition

The Fund’s investments are divided into three categories: Developed Markets, Investment Grade Developing Markets and Sub-Investment Grade Developing Markets. The table below shows the geographical composition (with U.S. Dollar-denominated bonds issued by foreign issuers allocated into country of issuance) of the Fund’s total investments as of April 30, 2012, compared with the previous six and twelve months:

Date	Developed Markets %	Investment Grade Developing Markets %	Sub-Investment Grade Developing Markets %
April 30, 2012	74.5	12.3	13.2
October 31, 2011	76.0	11.5	12.5
April 30, 2011	76.7	11.3	12.0

Currency Composition

The table below shows the currency composition of the Fund’s total investments as of April 30, 2012, compared with the previous six and twelve months:

Date	Developed Markets %	Investment Grade Developing Markets %	Sub-Investment Grade Developing Markets %
April 30, 2012	94.4	3.9	1.7
October 31, 2011	96.1	2.1	1.8
April 30, 2011	95.0	2.0	3.0

Maturity Composition

As of April 30, 2012, the average maturity of the Fund’s total investments was 10.3 years, compared with 10.2 years at October 31, 2011 and 9.4 years at April 30, 2011. The table below shows the maturity composition of the Fund’s investments as of April 30, 2012, compared with the previous six and twelve months:

Date	Under 3 Years %	3 to 5 Years %	5 to 10 Years %	10 Years & Over %
April 30, 2012	21.8	13.4	29.8	35.0
October 31, 2011	24.8	11.6	28.4	35.2
April 30, 2011	27.5	14.8	31.2	26.5

Aberdeen Global Income Fund, Inc.

Summary of Key Rates (unaudited)

The following table summarizes the movements of key interest rates and currencies from April 30, 2012 and the previous six and twelve month periods.

	April 30, 2012	October 31, 2011	April 30, 2011
Australia
90 day bank bills	4.05%	4.71%	4.92%
10 year bonds	3.67%	4.51%	5.43%
Australian Dollar	$1.04	$1.06	$1.09
Canada
90 day bank bills	1.10%	0.97%	0.99%
10 year bonds	2.04%	2.28%	3.21%
Canadian Dollar	$1.01	$1.01	$1.05
Malaysia
90 day T-bills	3.06%	2.98%	2.78%
10 year bonds	3.57%	3.75%	3.97%
Malaysian Ringgit*	~~R~~3.06	~~R~~3.07	~~R~~2.96
New Zealand
90 day bank bills	2.71%	2.71%	2.69%
10 year bonds	3.99%	4.50%	5.44%
New Zealand Dollar	$0.82	$0.81	$0.81
Philippines
90 day T-bills	2.47%	1.41%	0.78%
10 year bonds	5.79%	5.92%	6.45%
Philippines Peso*	~~P~~42.94	~~P~~42.64	~~P~~42.81
Singapore
90 day T-bills	0.25%	0.29%	0.27%
10 year bonds	1.55%	1.75%	2.41%
Singapore Dollar*	~~S~~$1.26	~~S~~$1.25	~~S~~$1.22
South Korea
90 day T-bills	3.40%	3.43%	3.39%
10 year bonds	3.81%	3.87%	4.48%
South Korean Won*	~~W~~1,133.05	~~W~~1,108.20	~~W~~1,071.65
Thailand
90 day deposits	2.00%	2.00%	1.50%
10 year bonds	3.82%	3.39%	3.68%
Thai Baht*	~~B~~30.85	~~B~~30.75	~~B~~29.85
United Kingdom
90 day bank bills	1.01%	0.99%	0.82%
10 year bonds	2.11%	2.44%	3.43%
British Pound	£1.62	£1.61	£1.67
U.S.$ Bonds**
Hong Kong	1.40%	1.72%	1.90%
Malaysia	3.37%	3.61%	4.83%
Philippines	3.04%	3.84%	4.35%
South Korea	2.34%	2.77%	3.57%

*	These currencies are quoted Asian currency per U.S. Dollar. The Australian, Canadian and New Zealand Dollars and British Pound are quoted U.S. Dollars per currency.
**	Sovereign issues.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited)

As of April 30, 2012

Principal Amount (000)		Description	Value (US$)

CORPORATE BONDS—20.5%
AUSTRALIA—4.3%
AUD	500	CFS Retail Property Trust, 6.25%, 12/22/14	$533,666
AUD	500	DnB NOR Boligkreditt, 6.25%, 6/08/16	536,573
AUD	600	Kommunalbanken AS, 6.00%, 10/21/14	650,533
AUD	500	Lloyds TSB Bank PLC, 7.50%, 10/01/14	531,401
AUD	500	Macquarie Bank Ltd., 6.50%, 5/31/12 (a)(b)	520,626
AUD	500	National Capital Trust III, 5.21%, 9/30/16 (a)(b)(c)	452,373
AUD	1,500	St. George Bank Ltd., 10.00%, 5/09/13 (a)(b)	1,634,897
AUD	500	Wesfarmers Ltd., 8.25%, 9/11/14	557,386
			5,417,455
BRAZIL—1.4%
USD	200	Banco do Estado do Rio Grande do Sul, 7.375%, 2/02/22 (d)	210,160
USD	200	Centrais Eletricas Brasileiras SA, 5.75%, 10/27/21 (d)	217,500
USD	220	Odebrecht Finance Ltd., 7.50%, 9/14/15 (b)(c)(d)	227,150
USD	400	OGX Petroleo e Gas Participacoes SA, 8.50%, 6/01/15 (b)(d)	415,000
USD	239	QGOG Atlantic, 5.25%, 11/30/16 (b)(d)	240,547
USD	190	Rearden G Holdings EINS GmbH, 7.875%, 3/30/15 (b)(d)	199,975
USD	200	Virgolino de Oliveira Finance Ltd., 11.75%, 2/09/17 (b)(d)	188,500
			1,698,832
CHINA—0.8%
USD	500	China Overseas Finance Cayman Island II Ltd., 5.50%, 11/10/20 (b)(d)	502,368
USD	350	MCC Holding Hong Kong Corp. Ltd., 4.875%, 7/29/16 (d)	351,800
USD	200	Texhong Textile Group Ltd., 7.625%, 1/19/16 (d)	169,000
			1,023,168
DOMINICAN REPUBLIC—0.2%
USD	250	AES Andres Dominicana Ltd., 9.50%, 11/12/15 (b)(d)	262,500
EGYPT—0.4%
USD	500	African Export-Import Bank, 5.75%, 7/27/16	518,900
EL SALVADOR—0.2%
USD	300	Telemovil Finance Co. Ltd., 8.00%, 10/01/14 (b)(d)	306,750
GUATEMALA—0.3%
USD	300	Industrial Subordinated Trust, 8.25%, 7/27/21 (d)	316,065
INDONESIA—1.0%
USD	100	Adaro Indonesia PT, 7.625%, 10/22/14 (b)(d)	108,880
USD	200	Indosat Palapa Co. BV, 7.375%, 7/29/15 (b)(d)	220,000
USD	330	Majapahit Holding BV, 7.75%, 10/17/16 (d)	378,675
USD	500	Pertamina Persero PT, 4.875%, 5/03/22 (d)	497,500
			1,205,055
KAZAKHSTAN—0.4%
USD	250	Halyk Savings Bank of Kazakhstan JSC, 7.25%, 1/28/21 (d)	252,500
USD	250	KazMunayGas National Co., 6.375%, 4/09/21 (d)	278,365
			530,865
MALAYSIA—0.1%
USD	110	PETRONAS Capital Ltd., 7.875%, 5/22/22 (d)	150,093

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2012

Principal Amount (000)		Description	Value (US$)

CORPORATE BONDS (continued)
MEXICO—2.2%
USD	445	Bank of New York Mellon SA Institucion de Banca Multiple, 9.625%, 5/02/18 (b)(d)	$413,792
USD	200	Desarrolladora Homex SAB de CV, 9.75%, 3/25/16 (b)(d)	208,000
USD	230	Pemex Project Funding Master Trust, 5.75%, 3/01/18 (b)	262,200
USD	350	Pemex Project Funding Master Trust, 6.625%, 6/15/35 (b)	410,375
USD	240	Pemex Project Funding Master Trust, 6.625%, 6/15/38 (b)	282,000
USD	460	Petroleos Mexicanos, 6.50%, 6/02/41 (b)(d)	533,600
USD	400	Servicios Corporativos Javer SAPI de CV, 9.875%, 4/06/16 (b)(d)	377,200
USD	200	Urbi Desarrollos Urbanos SAB de CV, 9.75%, 2/03/17 (b)(d)	208,000
			2,695,167
NETHERLANDS—0.2%
USD	250	GTB Finance BV, 7.50%, 5/19/16 (d)	258,375
NEW ZEALAND—3.9%
NZD	2,000	Deutsche Bank AG, 3.65%, 6/16/12 (a)(b)	1,577,897
NZD	1,000	General Electric Capital Corp., 6.75%, 9/26/16	875,483
NZD	3,000	Total Capital SA, 6.50%, 7/20/12	2,466,897
			4,920,277
PERU—0.3%
USD	330	Banco de Credito del Peru, 4.75%, 3/16/16 (b)(d)	339,900
RUSSIA—1.6%
USD	200	Alfa Bank OJSC Via Alfa Bond Issuance PLC, 7.75%, 4/28/21 (d)	195,250
USD	350	Alfa Bank OJSC Via Alfa Bond Issuance PLC, 7.875%, 9/25/17 (d)	360,150
USD	300	Russian Agricultural Bank OJSC Via RSHB Capital SA, 7.75%, 5/29/18 (d)	339,798
USD	107	RZD Capital Ltd., 5.739%, 4/03/17	114,355
USD	300	Sberbank of Russia Via SB Capital SA, 6.125%, 2/07/22 (d)	309,450
USD	250	VimpelCom Holdings BV, 7.5043%, 3/01/22 (d)	242,500
USD	200	VTB Bank OJSC Via VTB Capital SA, 6.00%, 4/12/17 (d)	203,600
USD	180	VTB Bank OJSC Via VTB Capital SA, 6.551%, 10/13/20 (d)	181,507
			1,946,610
SUPRANATIONAL—1.1%
NZD	1,500	International Bank for Reconstruction & Development, 7.50%, 7/30/14	1,344,037
TURKEY—0.4%
USD	200	Turkiye Vakiflar Bankasi Tao, 5.75%, 4/24/17 (d)	199,659
USD	300	Yasar Holdings SA Via Willow No. 2, 9.625%, 10/07/13 (b)(d)	301,950
			501,609
UKRAINE—0.5%
USD	670	National JSC Naftogaz of Ukraine, 9.50%, 9/30/14 (e)	655,930
UNITED ARAB EMIRATES—0.8%
USD	970	Dubai Electricity & Water Authority, 7.375%, 10/21/20 (d)	1,043,720
VENEZUELA—0.4%
USD	540	Petroleos de Venezuela SA, 8.50%, 11/02/17 (b)(d)	481,950
		Total Corporate Bonds—20.5% (cost $23,666,719)	25,617,258

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2012

Principal Amount (000)		Description	Value (US$)

GOVERNMENT BONDS—103.3%
ARGENTINA—1.2%
USD	590	Republic of Argentina, 7.00%, 9/12/13	$581,429
USD	1,060	Republic of Argentina, 7.00%, 4/17/17	859,954
			1,441,383
AUSTRALIA—24.0%
AUD	3,000	Australia Government Bond, 4.50%, 10/21/14	3,235,348
AUD	2,400	Australia Government Bond, 5.50%, 1/21/18	2,788,533
AUD	1,610	Australia Government Bond, 5.50%, 4/21/23	1,936,401
AUD	4,600	Australia Government Bond, 5.75%, 5/15/21	5,589,178
AUD	7,710	Australia Government Bond, 5.75%, 7/15/22	9,435,670
AUD	1,600	Queensland Treasury Corp., 6.00%, 6/14/21	1,860,373
AUD	3,400	Treasury Corp. of Victoria, 5.75%, 11/15/16	3,804,926
AUD	1,115	Treasury Corp. of Victoria, 6.00%, 6/15/20	1,284,620
			29,935,049
BRAZIL—2.0%
BRL	430	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/14	231,127
BRL	429	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/15	232,830
BRL	1,710	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/17	901,892
BRL	1,950	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/21	997,252
USD	150	Brazilian Government International Bond, 5.625%, 1/07/41 (b)	178,500
			2,541,601
CANADA—15.1%
CAD	2,000	Canadian Government Bond, 8.00%, 6/01/23	3,171,170
CAD	2,000	Canadian Government Bond, 9.00%, 6/01/25	3,547,887
CAD	3,000	Canadian Government Bond, 10.25%, 3/15/14	3,533,097
CAD	2,000	Hydro Quebec, 9.625%, 7/15/22	3,145,963
CAD	500	Ontario Electricity Financial Corp., 8.50%, 5/26/25	778,074
CAD	2,200	Province of British Columbia Canada, 8.50%, 8/23/13	2,430,679
CAD	2,000	Province of New Brunswick, 7.75%, 1/13/14	2,221,351
			18,828,221
COLOMBIA—0.2%
USD	240	Colombia Government International Bond, 7.375%, 3/18/19	311,400
CROATIA—0.4%
USD	200	Croatia Government International Bond, 6.25%, 4/27/17 (d)	202,372
USD	250	Croatia Government International Bond, 6.625%, 7/14/20 (d)	249,900
USD	100	Croatia Government International Bond, 6.75%, 11/05/19 (d)	101,125
			553,397
DOMINICAN REPUBLIC—0.9%
USD	710	Dominican Republic International Bond, 7.50%, 5/06/21 (d)	747,985
USD	400	Dominican Republic International Bond, 8.625%, 4/20/27 (d)	417,560
			1,165,545
EGYPT—0.4%
USD	200	Egypt Government International Bond, 6.875%, 4/30/40 (d)	172,000
USD	400	Egypt Government International Bond, 6.875%, 4/30/40 (d)	344,000
			516,000

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2012

Principal Amount (000)		Description	Value (US$)

GOVERNMENT BONDS (continued)
EL SALVADOR—0.6%
USD	170	El Salvador Government International Bond, 7.625%, 2/01/41 (d)	$173,825
USD	200	El Salvador Government International Bond, 7.65%, 6/15/35 (d)	207,500
USD	320	El Salvador Government International Bond, 8.25%, 4/10/32 (d)	353,600
			734,925
HUNGARY—1.3%
HUF	132,000	Hungary Government Bond, 7.00%, 6/24/22	565,895
HUF	115,000	Hungary Government Bond, 8.00%, 2/12/15	530,679
EUR	400	Hungary Government International Bond, 4.50%, 1/29/14	512,060
			1,608,634
LITHUANIA—0.9%
USD	140	Lithuania Government International Bond, 6.125%, 3/09/21 (d)	151,900
USD	300	Lithuania Government International Bond, 6.625%, 2/01/22 (d)	336,000
USD	620	Lithuania Government International Bond, 6.75%, 1/15/15 (d)	671,714
			1,159,614
MALAYSIA—1.2%
MYR	850	Malaysia Government Bond, 3.21%, 5/31/13	281,388
MYR	3,600	Malaysia Government Bond, 4.012%, 9/15/17	1,227,076
			1,508,464
MEXICO—3.4%
MXN	3,000	Mexico Fixed Rate Bonds, 7.25%, 12/15/16	249,331
MXN	13,100	Mexico Fixed Rate Bonds, 8.00%, 6/11/20	1,137,969
MXN	7,000	Mexico Fixed Rate Bonds, 8.00%, 12/07/23	612,637
USD	1,780	Mexico Government International Bond, 6.05%, 1/11/40 (b)	2,220,550
			4,220,487
NEW ZEALAND—18.9%
NZD	900	New Zealand Government Bond, 5.00%, 3/15/19	798,901
NZD	5,410	New Zealand Government Bond, 5.50%, 4/15/23	4,987,160
NZD	8,300	New Zealand Government Bond, 6.00%, 4/15/15	7,413,997
NZD	1,700	New Zealand Government Bond, 6.00%, 12/15/17	1,579,099
NZD	8,305	New Zealand Government Bond, 6.00%, 5/15/21	7,897,257
NZD	1,000	Province of Manitoba, 6.375%, 9/01/15	882,301
			23,558,715
PAKISTAN—0.4%
USD	600	Pakistan Government International Bond, 6.875%, 6/01/17 (d)	462,000
PERU—1.3%
PEN	1,850	Peru Government Bond, 7.84%, 8/12/20	826,937
USD	730	Peruvian Government International Bond, 5.625%, 11/18/50	844,975
			1,671,912
PHILIPPINES—0.9%
USD	850	Philippine Government International Bond, 6.375%, 10/23/34	1,055,063
USD	40	Philippine Government International Bond, 8.375%, 6/17/19	53,400
			1,108,463

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2012

Principal Amount (000)		Description	Value (US$)

GOVERNMENT BONDS (continued)
POLAND—0.1%
PLN	450	Poland Government Bond, 5.75%, 9/23/22	$145,990
QATAR—0.8%
USD	520	Qatar Government International Bond, 5.25%, 1/20/20 (b)(d)	581,776
USD	330	Qatar Government International Bond, 6.40%, 1/20/40 (b)(d)	394,763
			976,539
ROMANIA—0.4%
USD	500	Romanian Government International Bond, 6.75%, 2/07/22 (d)	525,000
RUSSIA—2.0%
USD	500	Russian Foreign Bond – Eurobond, 5.00%, 4/29/20 (d)	540,625
USD	524	Russian Foreign Bond – Eurobond, 7.50%, 3/31/30 (d)	627,246
RUB	30,000	Russian Foreign Bond – Eurobond, 7.85%, 3/10/18 (d)	1,064,874
USD	100	Vnesheconombank Via VEB Finance PLC, 6.80%, 11/22/25 (d)	106,000
USD	100	Vnesheconombank Via VEB Finance PLC, 6.902%, 7/09/20 (d)	110,250
			2,448,995
SENEGAL—0.3%
USD	400	Senegal Goverment International Bond, 8.75%, 5/13/21 (d)	431,760
SERBIA—0.7%
USD	800	Republic of Serbia, 7.25%, 9/28/21 (d)	844,000
SOUTH AFRICA—2.3%
USD	920	Eskom Holdings Ltd., 5.75%, 1/26/21 (b)(d)	989,000
ZAR	2,500	South Africa Government Bond, 8.25%, 9/15/17	339,397
ZAR	6,690	South Africa Government Bond, 10.50%, 12/21/26	1,028,456
USD	160	South Africa Government International Bond, 5.50%, 3/09/20	182,000
USD	290	South Africa Government International Bond, 6.25%, 3/08/41	348,362
			2,887,215
TURKEY—4.0%
TRY	3,600	Turkey Government Bond, 9.00%, 1/27/16	2,041,623
TRY	1,200	Turkey Government Bond, 10.50%, 1/15/20	733,494
USD	200	Turkey Government International Bond, 5.625%, 3/30/21	214,000
USD	560	Turkey Government International Bond, 6.25%, 9/26/22	620,200
USD	230	Turkey Government International Bond, 7.25%, 3/15/15	255,990
USD	300	Turkey Government International Bond, 7.50%, 11/07/19	360,000
USD	640	Turkey Government International Bond, 9.50%, 1/15/14	715,840
			4,941,147
UNITED KINGDOM—16.2%
GBP	6,205	United Kingdom Gilt, 4.25%, 12/07/49	11,973,039
GBP	1,180	United Kingdom Gilt, 8.00%, 9/27/13	2,118,857
GBP	3,000	United Kingdom Gilt, 8.00%, 12/07/15	6,142,594
			20,234,490
URUGUAY—0.8%
UYU	10,643	Uruguay Government International Bond, 4.25%, 4/05/27 (f)	592,213
UYU	7,227	Uruguay Government International Bond, 5.00%, 9/14/18 (f)	422,988
			1,015,201

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2012

Principal Amount (000)		Description	Value (US$)

GOVERNMENT BONDS (continued)
VENEZUELA—2.3%
USD	1,080	Venezuela Government International Bond, 5.75%, 2/26/16 (d)	$977,400
USD	650	Venezuela Government International Bond, 7.65%, 4/21/25	503,750
USD	500	Venezuela Government International Bond, 11.95%, 8/05/31 (d)	498,750
USD	850	Venezuela Government International Bond, 12.75%, 8/23/22 (d)	915,875
			2,895,775
VIETNAM—0.3%
USD	400	Vietnam Government International Bond, 6.875%, 1/15/16 (d)	434,000
		Total Government Bonds—103.3% (cost $111,889,630)	129,105,922
SHORT-TERM INVESTMENT—0.6%
UNITED STATES—0.6%
USD	731	Repurchase Agreement, State Street Bank & Trust Co., 0.08% dated 4/30/12, due 5/01/12 in the amount of $731,002, (collateralized by $505,000 U.S. Treasury Bond, 6.13% maturing 11/15/27; value of $751,819)	731,000
		Total Short-Term Investment—0.6% (cost $731,000)	731,000
		Total Investments—124.4% (cost $136,287,349)	155,454,180

		Liabilities in Excess of Other Assets—(24.4)%	(30,498,002)
		Net Assets—100.0%	$124,956,178

AUD—Australian Dollar	GBP—British Pound Sterling	NZD—New Zealand Dollar	TRY—Turkish Lira
BRL—Brazilian Real	HUF—Hungarian Forint	PEN—Peruvian Nuevo Sol	USD—U.S. Dollar
CAD—Canadian Dollar	MXN—Mexican Peso	PLN—Polish Zloty	UYU—Uruguayan Peso
EUR—Euro Currency	MYR—Malaysian Ringgit	RUB—New Russian Ruble	ZAR—South African Rand

(a)	Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at April 30, 2012.
(b)	The maturity date presented for these instruments represents the next call/put date.
(c)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely.
(d)	Denotes a restricted security, see Note 2(c).
(e)	This security is government guaranteed.
(f)	Inflation linked security.

At April 30, 2012, the Fund held the following futures contracts:

Futures Contracts	Counterparty	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation/ (Depreciation)
Australian Treasury Bond 6%-3 year	UBS	65	6/15/12	$121,347
Australian Treasury Bond 6%-10 year	UBS	(37)	6/15/12	(53,397)
				$67,950

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

As of April 30, 2012

At April 30, 2012, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
Brazilian Real/United States Dollar
06/04/12	JP Morgan Chase	BRL1,747,000	USD955,428	$910,774	$(44,654)
British Pound/United States Dollar
07/20/12	JP Morgan Chase	GBP188,397	USD300,000	305,601	5,601
				$1,216,375	$(39,053)

Sale Contracts Settlement Date	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Brazilian Real
06/04/12	JP Morgan Chase	USD1,000,859	BRL1,747,000	$910,773	$90,086
United States Dollar/British Pound
07/20/12	Royal Bank of Scotland	USD6,243,166	GBP3,917,000	6,353,827	(110,661)
United States Dollar/Euro Currency
07/20/12	JP Morgan Chase	USD472,478	EUR360,000	476,731	(4,253)
United States Dollar/Hungarian Forint
07/20/12	JP Morgan Chase	USD497,433	HUF114,161,000	521,289	(23,856)
United States Dollar/New Zealand Dollar
07/20/12	Royal Bank of Scotland	USD8,498,984	NZD10,435,000	8,488,299	10,685
United States Dollar/Turkish Lira
07/20/12	JP Morgan Chase	USD1,083,577	TRY1,983,000	1,110,560	(26,983)
				$17,861,479	$(64,982)

At April 30, 2012, the Fund’s interest rate swaps were as follows:

Currency	Notional Amount	Expiration Date	Counterparty	Receive (Pay) Floating Rate	Floating Rate Index	Fixed Rate	Unrealized Depreciation
USD	20,000,000	10/31/14	Deutsche Bank	Receive	3-month LIBOR Index	0.82%	$(107,443)
USD	4,000,000	08/19/16	UBS	Receive	3-month LIBOR Index	1.20%	(49,043)
USD	16,000,000	10/31/16	Barclays Bank	Receive	3-month LIBOR Index	1.42%	(307,971)
							$(464,457)

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statement of Assets and Liabilities (unaudited)

As of April 30, 2012

Assets
Investments, at value (cost $135,556,349)	$154,723,180
Repurchase agreement, at value (cost $731,000)	731,000
Foreign currency, at value (cost $6,449,206)	6,321,096
Cash at broker for financial futures	1,806,520
Cash at broker for interest rate swap agreements	490,000
Interest receivable	2,524,490
Unrealized appreciation on forward foreign currency exchange contracts	106,372
Receivable for common shares sold	69,575
Variation margin receivable for futures contracts	67,950
Prepaid expenses	235,163
Total assets	167,075,346

Liabilities
Bank loan payable (Note 6)	40,000,000
Dividends payable to common shareholders	640,534
Payable for investments purchased	497,070
Unrealized depreciation on interest rate swaps	464,457
Unrealized depreciation on forward foreign currency exchange contracts	210,407
Investment management fees payable	89,927
Due to custodian	40,043
Administration fees payable	17,294
Interest payable on bank loan	1,195
Accrued expenses	158,241
Total liabilities	42,119,168

Net Assets	$124,956,178

Composition of Net Assets:
Common stock (par value $.001 per share)	$9,155
Paid-in capital in excess of par	105,967,239
Accumulated net investment income	2,627,951
Accumulated net realized loss from investments, interest rate swaps and futures contracts	(15,048,042)
Net unrealized appreciation on investments, futures contracts and interest rate swaps	10,428,887
Accumulated net realized foreign exchange gains	12,553,746
Net unrealized foreign exchange and forward foreign currency contract gains	8,417,242
Net Assets	$124,956,178
Net asset value per common share based on 9,155,489 shares issued and outstanding	$13.65

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statement of Operations (unaudited)

For the Six Months Ended April 30, 2012

Net Investment Income

Income
Interest and amortization of discount and premium (net of foreign withholding taxes of $14,372)	$4,139,268
4,139,268

Expenses
Investment management fee	523,405
Administration fee	100,655
Directors’ fees and expenses	99,822
Investor relations fees and expenses	56,459
Independent auditors’ fees and expenses	43,857
Insurance expense	40,394
Legal fees and expenses	40,109
Reports to shareholders and proxy solicitation	39,707
Custodian’s fees and expenses	23,795
Transfer agent’s fees and expenses	12,810
Bank loan fees and expenses	2,536
Miscellaneous	25,796
Total operating expenses, excluding interest expense	1,009,345
Interest expense (Note 6)	248,148
Total operating expenses	1,257,493

Net investment income	2,881,775

Realized and Unrealized Gains/(Losses) on Investments, Interest Rate Swaps, Futures Contracts and Foreign Currencies

Net realized gain/(loss) from:
Investment transactions	512,879
Interest rate swaps	(122,844)
Futures contracts	(54,906)
Forward and spot foreign currency exchange contracts	(286,555)
Foreign currency transactions	887,781
936,355

Net change in unrealized appreciation/(depreciation) on:
Investments	3,495,427
Interest rate swaps	(292,446)
Futures contracts	117,058
Forward foreign currency exchange contracts	9,698
Foreign currency translation	(782,146)
2,547,591
Net gain from investments, interest rate swaps, futures contracts and foreign currencies	3,483,946
Net Increase in Net Assets Resulting from Operations	$6,365,721

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2012 (unaudited)	For the Year Ended October 31, 2011

Increase/(Decrease) in Net Assets

Operations:
Net investment income	$2,881,775	$6,483,862
Net realized gain from investments, interest rate swaps and futures contracts	335,129	1,605,684
Net realized gain from foreign currency transactions	601,226	6,546,703
Net change in unrealized appreciation/depreciation on investments, interest rate swaps and futures contracts	3,320,039	392,942
Net change in unrealized appreciation/depreciation on foreign currency translation	(772,448)	(2,596,826)
Net increase in net assets resulting from operations	6,365,721	12,432,365

Distributions to Shareholders from:
Net investment income	(4,540,067)	(7,597,123)
Net decrease in net assets from distributions	(4,540,067)	(7,597,123)

Common Stock Transactions:
Proceeds from the at-the-market stock offering (Note 5)	1,535,844	—
Expenses in connection with the at-the-market stock offering	(57,678)	—
Change in net assets from common stock transactions	1,478,166	—
Change in net assets resulting from operations	3,303,820	4,835,242

Net Assets:
Beginning of period	121,652,358	116,817,116
End of period (including accumulated net investment income of $2,627,951 and $4,286,243, respectively)	$124,956,178	$121,652,358

See Notes to Financial Statements.

Amounts listed as “-” are $0 or round to $0.

Aberdeen Global Income Fund, Inc.

Statement of Cash Flows (unaudited)

For the Six Months Ended April 30, 2012

Increase/(Decrease) in Cash (Including Foreign Currency)
Cash flows provided from (used for) operating activities:
Interest received (excluding discount and premium amortization of $420,480)	$4,497,394
Operating expenses paid	(1,334,957)
Payments received from broker for collateral on interest rate swaps	60,000
Purchases and sales of short-term portfolio investments, net	2,873,000
Purchases of long-term portfolio investments	(32,415,845)
Proceeds from sales of long-term portfolio investments	26,535,396
Realized losses on forward foreign currency exchange contracts closed	(289,435)
Realized losses on interest rate swap transactions	(122,844)
Payments paid to broker for futures contracts	(503,388)
Increase in prepaid expenses and other assets	(205,118)
Net cash used for operating activities	(905,797)
Cash flows provided from (used for) financing activities
Issuance of common stock	1,408,591
Dividends paid to common shareholders	(4,532,626)
Negative cash due to custodian	40,043
Net cash used for financing activities	(3,083,992)
Effect of exchange rate on cash	415,786
Net decrease in cash	(3,574,003)
Cash at beginning of period	9,895,099
Cash at end of period	$6,321,096

Reconciliation of Net Increase in Net Assets from Operations to Net Cash (Including Foreign Currency) Provided from (Used for) Operating Activities
Net increase in total net assets resulting from operations	$6,365,721
Increase in investments	(2,899,297)
Net realized gain on investment transactions	(512,879)
Net realized loss on interest rate swap transactions	122,844
Net realized loss on futures contracts	54,906
Net realized foreign exchange gains	(601,226)
Net change in unrealized appreciation/depreciation on investments, futures contracts and interest rate swaps	(3,320,039)
Net change in unrealized foreign exchange gains/losses	772,448
Increase in interest receivable	(62,354)
Decrease in receivable for investments sold	950,554
Decrease in interest payable on bank loan	(38,672)
Net change in margin variation on future contracts	(117,058)
Net increase in other assets	(205,118)
Decrease in payable for investments purchased	(1,105,411)
Payments received from broker for interest rate swaps	60,000
Decrease in payable to broker	(501,487)
Payments received from broker for futures contracts	170,063
Decrease in accrued expenses and other liabilities	(38,792)
Total adjustments	(7,271,518)
Net cash used for operating activities	$(905,797)

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Financial Highlights

	For the Six Months Ended April 30, 2012 (unaudited)		For the Year Ended October 31,
			2011	2010	2009	2008	2007
Per Share Operating Performance(a):
Net asset value per common share, beginning of period	$13.45		$12.92	$11.67	$9.61	$14.19	$13.46
Net investment income	0.32		0.72	0.72	0.62	0.81	0.81
Net realized and unrealized gains/(losses) on investments, interest rate swaps, futures contracts and foreign currency transactions	0.39		0.65	1.37	3.02	(4.35)	0.88
Dividends to preferred shareholders from net investment income	–		–	–	–	(0.07)	(0.18)
Total from investment operations applicable to common shareholders	0.71		1.37	2.09	3.64	(3.61)	1.51
Distributions to common shareholders from:
Net investment income	(0.50)		(0.84)	(0.84)	(0.92)	(1.02)	(0.78)
Tax return of capital	–		–	–	(0.67)	–	–
Total distributions	(0.50)		(0.84)	(0.84)	(1.59)	(1.02)	(0.78)
Offering cost on common stock	(0.01)		–	–	–	–	–
Impact of shelf offering	–		–	–	–	–	–
Effect of Fund shares repurchased	–		–	–	0.01	0.05	–
Net asset value per common share, end of period	$13.65		$13.45	$12.92	$11.67	$9.61	$14.19
Market value, end of period	$14.19		$13.11	$12.53	$11.70	$8.20	$12.97

Total Investment Return Based on(b):
Market value	12.17%		11.48%	14.84%	68.04%	(30.80% )	5.90%
Net asset value	5.17%		11.00%	18.72%	43.04%	(25.87% )	11.90%

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data(c):
Net assets applicable to common shareholders, end of period (000 omitted)	$124,956		$121,652	$116,817	$105,075	$86,743	$132,036
Average net assets applicable to common shareholders (000 omitted)	$121,932		$118,560	$108,068	$92,052	$120,990	$126,436
Net operating expenses	2.07%	(e)	2.13%	2.49%	3.30%	2.47% (d)	1.93% (d)
Net operating expenses without reimbursement	2.07%	(e)	2.13%	2.49%	3.33% (f)	2.47% (d)	1.93% (d)
Net operating expenses, excluding interest expense	1.66%	(e)	1.68%	1.88%	2.52%	1.91%	1.93%
Net investment income	4.75%	(e)	5.47%	6.02%	6.02%	5.63%	4.63%
Portfolio turnover	17%		76%	44%	63%	42%	71%
Senior securities (loan facility) outstanding (000 omitted)	$40,000		$40,000	$40,000	$30,000	$30,000	–
Senior securities (preferred stock) outstanding (000 omitted)	–		–	–	–	–	$30,000
Asset coverage ratio on revolving credit facility at period end	412%		404%	392%	450%	389%	–
Asset coverage per $1,000 on revolving credit facility at period end(g)	$4,124		$4,041	$3,920	$4,502	$3,891	–
Asset coverage ratio on preferred stock at period end	–		–	–	–	–	540%
Asset coverage per share on preferred stock at period end	–		–	–	–	–	$135,030

Aberdeen Global Income Fund, Inc.

Financial Highlights (concluded)

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(c)	Ratios calculated on the basis of income, expenses and preferred share dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders. For the six months ended April 30, 2012, and for each of the years ended October 31, 2011, 2010, 2009, 2008, and 2007 their ratio of net investment income before preferred stock dividends to average net assets of common shareholders were 4.75%, 5.47%, 6.02%, 6.02%, 6.13% and 5.93%, respectively.
(d)	Includes expenses of both preferred and common stock.
(e)	Annualized.
(f)	In 2009, the Fund filed a non-routine proxy to consider approval of a new sub-advisory agreement among the Fund, Investment Manager, and Sub-Adviser. The Fund and the Investment Manager agreed to each bear equal responsibility with respect to the costs of soliciting proxies associated with the non-routine item.
(g)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, including Auction Market Preferred Stock, for investment purposes by the amount of any borrowings.

See Notes to Financial Statements.

Amounts listed as “-” are $0 or round to $0.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited)

April 30, 2012

1. Organization

Aberdeen Global Income Fund, Inc. (the “Fund”) was incorporated in Maryland on June 28, 1991, as a closed-end, non-diversified management investment company. The Fund’s principal investment objective is to provide high current income by investing primarily in fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective. As a non-fundamental policy under normal market conditions, the Fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes, in debt securities. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Board upon 60 days’ prior written notice to shareholders. The Fund’s investments are divided into three categories: Developed Markets, Investment Grade Developing Markets and Sub-Investment Grade Developing Markets. “Developed Markets” are those countries contained in the Citigroup World Government Bond Index, New Zealand, Luxembourg and Hong Kong Special Administrative Region. As of June 6, 2012, securities of the following countries comprised the Citigroup World Government Bond Index: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Malaysia, Mexico, Netherlands, Norway, Poland, Singapore, Spain, Sweden, Switzerland, United Kingdom, and the United States. “Investment Grade Developing Markets” are those countries whose sovereign debt is rated not less than Baa3 by Moody’s Investors Services Inc. (“Moody’s”) or BBB- by Standard & Poor’s (“S&P”). “Sub-Investment Grade Developing Markets” are those countries that are not Developed Markets or Investment Grade Developing Markets. Under normal circumstances, at least 60% of the Fund’s total assets are invested in fixed income securities of issuers in Developed Markets or Investment Grade Developing Markets, whether or not denominated in the currency of such country; provided, however, that the Fund will invest at least 40% of its total assets in fixed income securities of issuers in Developed Markets. The Fund may only invest up to 40% of its total assets in fixed income securities of issuers in Sub-Investment Grade Developing Markets whether or not denominated in the currency of such country. There can be no assurance that the Fund will achieve its investment objectives. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency. However, the Australian Dollar, Canadian Dollar and British Pound are the functional currencies for U.S. federal tax purposes.

(a) Security Valuation:

Securities for which market quotations are readily available are valued at current market value as of the “Valuation Time.” The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). Equity securities are valued at the last quoted sale price. If there is no sale price available, the last quoted mean price provided by an independent pricing service approved by the Board is used. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange on which each security trades. Investment companies that do not trade on an exchange are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is principally traded or by application of a valuation factor by an independent pricing service to the last sales price as further discussed below. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board. In the event such quotes are not available from such pricing agents, then the security may be priced based on bid quotations from broker-dealers. Short-term debt securities of sufficient credit quality, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates fair value.

Forward foreign currency contracts are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by a Board approved pricing agent. Forward exchange rate quotations are available for regularly scheduled

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

settlement dates such as on a 1, 2, 3, 4, 5, 6, 9, and 12-month basis. No quotations are offered for interim settlement dates. An interpolated fair value is derived when the life of the contract is not the same as a life for which quotations are offered.

Future contracts traded on an exchange are valued at settlement price.

Swap Agreements are valued daily based on the terms of the swap agreement by an independent pricing service provider.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s Investment Adviser or designee, are valued at fair value under procedures approved by the Board. In addition, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

For the six months ended April 30, 2012, there have been no significant changes to the valuation procedures approved by the Board.

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. The disclosure requirements utilize a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, which are based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Generally, equity securities valued at the last quoted sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade are categorized as Level 1 securities. Securities valued at fair value by applying a valuation factor are generally categorized as Level 2. Generally, debt and other fixed-income securities are categorized as Level 2. For

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

derivative instruments, exchange-traded derivatives, i.e., future contracts, are generally categorized as Level 1 and over-the-counter derivative instruments, i.e., forward contracts and swap contracts, are generally categorized as Level 2. The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2012:

Assets	Level 1*	Level 2*	Level 3
Fixed Income Investments
Corporate Bonds	$–	$25,617,258	$–
Government Bonds	–	129,105,922	–
Total Fixed Income Investments	–	154,723,180	–
Short-Term Investment	–	731,000	–
Total Investments	$–	$155,454,180	$–
Other Financial Instruments
Futures Contracts	$121,347	$–	$–
Forward Foreign Currency Exchange Contracts	–	106,372	–
Total Other Financial Instruments	$121,347	$106,372	$–
Total Assets	$121,347	$155,560,552	$–
Liabilities
Other Financial Instruments
Futures Contracts	$(53,397)	$–	$–
Forward Foreign Currency Exchange Contracts	–	(210,407)	–
Interest Rate Swap Agreements	–	(464,457)	–
Total Liabilities – Other Financial Instruments	$(53,397)	$(674,864)	$–

*	For the six months ended April 30, 2012, there were no significant transfers in or out of Level 1 and Level 2 fair value measurements. For the six months ended April 30, 2012, there have been no significant changes to the fair valuation methodologies.

For further information, please refer to the Portfolio of Investments.

Amounts listed as “-” are $0 or round to $0.

(b) Repurchase Agreements:

The Fund may enter into repurchase agreements. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. The Fund held a repurchase agreement of $731,000 as of April 30, 2012.

(c) Restricted Securities:

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933 (the “1933 Act”), as amended. Rule 144A Securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.

(d) Foreign Currency Translation:

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the exchange rates at the current daily rates of exchange; and

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund’s books. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. The net realized and unrealized foreign exchange gain/(loss) shown in the composition of net assets represents foreign exchange gain/(loss) for book purposes that may not have been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

(e) Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage currency risk, credit risk and interest rate risk and to replicate or as a substitute for physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date at a price set at the time of the contract. Forward contracts are used to manage the Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. Their use allows the separation of decision making between markets and their currencies. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation.

Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These unrealized and realized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. During the six months ended April 30, 2012, forward contracts were used to manage the exposure to the New Zealand Dollar and the British Pound Sterling.

Futures Contracts:

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish the Fund’s positions may not exceed 5% of the Fund’s net asset value (“NAV”) after taking into account unrealized profits and unrealized losses on any such contract it has entered into.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (“initial margin deposit”). Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain or (loss) equal to the variation margin is recognized on a daily basis. When the contract expires or is closed the gain/(loss) is realized and is presented in the Statement of Operations as a net realized gain/(loss) on futures contracts. Futures contracts are valued daily at their last quoted sale price on the exchange on which they are traded.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value/market value of the

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

underlying hedged assets. During the six months ended April 30, 2012, futures contracts were used to manage the Fund’s interest rate exposure.

Swaps:

During the six months ended April 30, 2012, the Fund entered into interest rate swaps as a tool to hedge the leverage of the Fund. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. The Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the difference between the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. The Fund records unrealized gains/(losses) on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains/(losses). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swap contracts. Realized gains/(losses) from terminated swaps are included in net realized gains/(losses) on swap contracts transactions.

The Fund is a party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter derivative and foreign exchange contracts, entered into by the Fund and the counterparty. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

Summary of Derivative Instruments:

The Fund may use derivatives for various purposes as noted above. The following is a summary of the fair value of Derivative Instruments, not accounted for as hedging instruments, as of April 30, 2012:

	Asset Derivatives		Liability Derivatives
	Period Ended April 30, 2012		Period Ended April 30, 2012
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments and risk exposure

Interest rate swaps (interest rate risk)	Unrealized appreciation on interest rate swaps	$–	Unrealized depreciation on interest rate swaps	$464,457

Forward foreign exchange contracts (foreign exchange risk)	Unrealized appreciation on forward currency exchange contracts	106,372	Unrealized depreciation on forward currency exchange contracts	210,407

Futures contracts (interest rate risk)*	Unrealized appreciation on futures contracts	121,347	Unrealized depreciation on futures contracts	53,397
Total		$227,719		$728,261

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Amounts listed as “-” are $0 or round to $0.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

The Effect of Derivative Instruments on the Statement of Operations

for the Six Month Period Ended April 30, 2012

Derivatives Not Accounted for as Hedging Instruments Under Statement 133(a)	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives
	Realized/Unrealized Gain/(Loss) from Investments, Interest Rate Swaps, Futures Contracts and Foreign Currencies

Interest rate swaps (interest rate risk)		$(122,844)	$(292,446)

Forward foreign exchange contracts (foreign exchange risk)		(289,435)	9,698

Futures contracts (interest rate risk)		(54,906)	117,058
Total		$(467,185)	$(165,690)

Information about futures contracts reflected as of the date of this report is generally indicative of the type of activity for the six-month period ended April 30, 2012. During April the Fund entered into a 10-year Australian T-Bond futures contract. The volume of futures positions decreased in November 2011 and in April 2012. The quarterly weighted average of contracts and notional values for the Fund’s future positions were as follows:

Quarter	Weighted Average Contracts	Weighted Average Notional Value
1st Fiscal Quarter	87	8,972,710
2nd Fiscal Quarter	53	5,540,470

Information about interest rate swaps reflected as of the date of this reports is generally indicative of the type of activity for the six-month period ended April 30, 2012. The volume of interest rate swap positions was unvaried for the period. The quarterly weighted average notional values for the Fund’s interest rate swap positions were as follows:

Quarter	Weighted Average Notional Value
1st Fiscal Quarter	40,000,000
2nd Fiscal Quarter	40,000,000

Information about forward currency contracts reflected as of the date of this reports is generally indicative of the type of activity for the six-month period ended April 30, 2012. During April 2012 the Fund sold out of all South African Rand forward contracts. The volume of forward contracts varied throughout the period.

The quarterly average notional values for the Fund’s forward contracts were as follows:

Quarter	Average Notional Value
1st Fiscal Quarter	26,613,728
2nd Fiscal Quarter	20,246,980

The Fund values derivatives at fair value, as described in this note, and recognizes changes in fair value currently in the results of operations. Accordingly, the Fund does not follow hedge accounting even for derivatives employed as economic hedges.

(f) Security Transactions, Investment Income and Expenses:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities. Expenses are accrued on a daily basis.

(g) Distributions:

It is the Fund’s current policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions, if necessary, on a monthly basis. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount and premium.

(h) Federal Income Taxes:

For federal income and excise tax purposes, substantially all of the Fund’s transactions are accounted for using the functional currencies (Australian Dollar, Canadian Dollar or British Pound). Accordingly, only realized currency gains/(losses) resulting from the repatriation of any of the functional currencies into U.S. Dollars or another functional currency and realized currency gains and losses on non-functional currencies are recognized for U.S. federal tax purposes.

The Fund intends to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

(i) Earnings Credits:

The Fund’s custodial arrangements include a provision to reduce its custodial fees by the amount of earnings credits recognized on cash deposits in demand deposit accounts.

(j) Cash Flow Information:

The Fund invests in securities and distributes dividends from net investment income and net realized gains on investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency but does not include cash at brokers in segregated accounts for financial futures contracts because it is designated as collateral.

3. Agreements and Transactions with Affiliates

(a) Investment Manager, Investment Adviser, and Investment Sub-Adviser:

Aberdeen Asset Management Asia Limited (the “Investment Manager”) serves as investment manager to the Fund, pursuant to a management agreement. Aberdeen Asset Management Limited (the “Investment Adviser”) serves as the investment adviser and Aberdeen Asset Managers Limited (“AAML” or the “Sub-Adviser”) serves as the sub-adviser, pursuant to an advisory agreement and a sub-advisory agreement, respectively. On March 1, 2012, the previous sub-adviser, Aberdeen Asset Management Investment Services Limited (“AAMISL”), merged into AAML, which assumed the sub-adviser responsibility of the Fund. There was no change to the portfolio management team or the level or nature of the services provided to the Fund as a result of the merger and the same resources available to AAMISL for the management and compliance oversight of the Fund are available to AAML. The Investment Manager, the Investment Adviser and the Sub-Adviser are wholly-owned subsidiaries of Aberdeen Asset Management PLC.

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund. The Sub-Adviser manages the portion of the Fund’s assets that the Investment Manager allocates to it.

The management agreement provides the Investment Manager with a fee, payable monthly, at the following annual rates: 0.65% of the Fund’s average weekly Managed Assets up to $200 million, 0.60% of Managed Assets between $200 million and $500 million, and 0.55% of Managed Assets in excess of $500 million. Managed Assets is defined in the management agreement as net assets plus the amount of any borrowings for investment purposes.

The Investment Manager pays fees to the Investment Adviser for its services rendered. The Fund’s Investment Manager informed the Fund that it paid $158,081 to the Investment Adviser, with respect to the Fund, during the six months ended April 30, 2012. As compensation for its services under the Sub-Advisory Agreement, the Sub-Adviser received $75,268 in sub-advisory fees, with respect to the Fund, during the six months ended April 30, 2012.

(b) Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager, Investment Adviser and Sub-Adviser, is the Fund’s Administrator, pursuant to an agreement under which AAMI

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

receives a fee, at an annual fee rate of 0.125% of the Fund’s average weekly Managed Assets up to $1 billion, 0.10% of the Fund’s average weekly Managed Assets between $1 billion and $2 billion, and 0.075% of the Fund’s average weekly Managed Assets in excess of $2 billion.

(c) Investor Relations:

Under the terms of an Investor Relations Services Agreement, AAMI serves as the Fund’s investor relations services provider. During the six months ended April 30, 2012, the Fund incurred investor relations fees of approximately $49,940. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six months ended April 30, 2012, were $31,313,434 and $25,584,842, respectively.

5. Capital

There are 300 million shares of $0.001 par value common stock authorized. At April 30, 2012, there were 9,155,489 shares of common stock issued and outstanding.

The Fund has filed a “shelf” registration statement with the SEC, which would permit the Fund to issue up to $60,000,000 in shares of common stock through one or more public offerings. In accordance with the terms of the sales agreement, the Fund may offer and sell up to 1,500,000 of its shares, par value $0.001 per share, from time to time through JonesTrading as its agent for the offer and sale of the shares. Under the shelf registration statement, the Fund may sell the Fund’s common shares in one or more at-the-market offerings (the “ATM” offerings) when market conditions are considered favorable. Such shares would only be issued when the premium to net asset value is greater than the costs associated with the transaction. Any proceeds raised would be used for investment purposes. Through April 30, 2012, there were 111,295 shares sold through the ATM offering. Due to the “shelf” registration, the Fund incurred costs associated with the issuance of its capital stock (i.e. underwriter, legal, printing, etc.) deemed to be “offering costs.” These are considered normal financing costs and therefore have reduced the proceeds from the issuance. These costs are noted on the Statements of Changes in Net Assets.

On March 1, 2001, the Board approved a stock repurchase program. The Board amended the program on December 12, 2007. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12-month period, if and when the discount to NAV is at least 8%. For the six months ended April 30, 2012 and fiscal year ended October 31, 2011, the Fund did not repurchase any shares through this program.

6. Revolving Credit Facility

The Fund’s revolving credit loan facility with The Bank of Nova Scotia was renewed for another 365-day term on March 1, 2012. For the six months ended April 30, 2012, the balance of the loan outstanding was $40 million, and the average interest rate on the loan facility was 1.23%. The average balance for the six months was $40 million. The interest expense is accrued on a daily basis and is payable to The Bank of Nova Scotia on a monthly basis.

The amounts borrowed from the loan facility may be invested at higher rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of a default under the credit agreement, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. The loan facility has a term of 365 days and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all. Bank loan fees and expenses included in the Statement of Operations include fees for the renewal of the loan facility as well as commitment fees for any portion of the loan facility not drawn upon at any time during the period. During the six months ended April 30, 2012, the Fund incurred fees of approximately $2,536.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager, Investment Adviser or Sub-Adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. The covenants also include a requirement that the Fund maintain net assets of no less than $75 million.

7. Portfolio Investment Risks

(a) Credit and Market Risk:

Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Fund.

(b) Interest Rate Risk:

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

(c) Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

(d) Concentration Risk:

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions subject to foreign securities or currencies risks. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

(e) Risks Associated with European Markets:

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments.

8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

9. Tax Cost of Investments

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of April 30, 2012 were as follows:

Cost	Appreciation	Depreciation	Net Unrealized Appreciation
$147,248,714	$9,848,583	$(1,643,117)	$8,205,466

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

10. Recent Accounting Pronouncements

Fair Valuation:

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS.” ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact ASU No. 2011-04 may have on financial statement disclosures.

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, no disclosures or adjustments were required to the Financial Statements other than the following disclosed subsequent event.

The Fund declared distributions of $0.07 per share payable on June 15, 2012 and July 13, 2012 to shareholders of record as of May 31, 2012 and June 29, 2012, respectively.

Aberdeen Global Income Fund, Inc.

Supplemental Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders was held on Thursday, March 22, 2012 at 1735 Market Street, Philadelphia, Pennsylvania. The description of the proposals and number of shares voted at the meeting are as follows:

1. To elect two directors to serve as Class II directors for three year terms and until their successors are duly elected to qualify:

	Votes For	Votes Withheld
William J. Potter	8,126,851	127,614
Peter D. Sacks	8,122,995	131,470

Directors whose term of office continued beyond this meeting are as follows: P. Gerald Malone, John T. Sheehy, Martin J. Gilbert, and Neville J. Miles.

Considerations in Approving Investment Sub-Advisory Agreement

At an in-person meeting of the Board of Directors (the “Board”) of the Aberdeen Global Income Fund, Inc. (the “Fund”) held on September 7, 2011 (the “Meeting”), the Board, including all of the Directors who are not considered to be “interested persons” as such term is defined under the Investment Company Act of 1940, as amended, of the Fund (“Independent Directors”), considered and approved for an initial two-year period the investment sub-advisory agreement among the Fund, Aberdeen Asset Management Asia Limited (“Investment Manager”) and Aberdeen Asset Managers Limited (“Sub-Adviser”) (“Sub-Advisory Agreement”). The Sub-Adviser is an affiliate of the Investment Manager. The Investment Manager and the Sub-Adviser are sometimes each referred to as an “Adviser” and, collectively, as the “Advisers.”

Representatives from management informed the Board that it planned to merge Aberdeen Asset Management Investment Services Limited (“AAMISL”) into the Sub-Adviser as part of Aberdeen Asset Management PLC’s initiative to consolidate certain Aberdeen advisory entities and that the merger is anticipated to take place in the first quarter of 2012. Accordingly, AAMISL’s sub-advisory responsibilities will be transferred to the Sub-Adviser upon consummation of the merger. Management explained that there will be no change to the Fund’s portfolio managers, as AAMISL portfolio managers are also currently employees of the Sub-Adviser.

In considering approval of the Sub-Advisory Agreement, the Board took into account certain information and materials that the Board received and considered in connection with its annual renewal of the Fund’s investment management agreements and investment advisory agreements at the Meeting. That approval, on which the

Board voted at the Meeting, followed a process during which the Board considered a variety of factors, including for example, the experience and qualifications of the portfolio management team and the Fund’s performance.

The Independent Directors were advised by separate independent legal counsel throughout the process. In advance of the Meeting, the Independent Directors received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Fund’s investment management agreements and investment advisory agreements. The Independent Directors also discussed the proposed approval of the Sub-Advisory Agreement in a private session with their independent legal counsel at which no representatives from management were present.

In considering whether to approve the Sub-Advisory Agreement, the Board reviewed and analyzed the factors it deemed relevant, including comparative performance, fee and expense information of a peer group of funds selected by an independent third-party provider of investment company data, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services to be provided by the Sub-Adviser under the Sub-Advisory Agreement. The Board’s materials also contained information as to the anticipated profitability of the Investment Manager and its affiliates from their relationship with the Fund. In connection with the Board’s consideration of the renewal of the Fund’s investment management and investment advisory agreements, the Board considered the information discussed below. The Board noted that this information was relevant to its consideration of the Sub-Advisory Agreement in view of the similarity of the services to be provided, and the personnel who would be responsible for providing such services, to the Fund by the Sub-Adviser. This information included: (i) the Investment Manager’s and its affiliates’ financial results and financial condition, (ii) the Fund’s investment objective and strategies, (iii) the Investment Manager’s and its affiliates’ investment personnel and operations, (iv) the procedures employed to determine the value of the Fund’s assets, (v) the allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Investment Manager and its affiliates, and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies, and (vii) possible conflicts of interest. Throughout the process, the Directors were afforded the opportunity to ask questions of and request additional information from management.

Aberdeen Global Income Fund, Inc.

Supplemental Information (unaudited) (continued)

In addition to the materials requested by the Directors in connection with their consideration of the renewal of the Fund’s investment advisory and sub-advisory agreements, the Directors receive materials in advance of each regular quarterly meeting that provide information relating to the services provided by the Advisers. In this regard, the Board reviews reports of the Advisers which include, among other things, a portfolio review and Fund performance reports.

In approving the Sub-Advisory Agreement, the Board of Directors reached, among others, the following conclusions:

•

Nature, Extent and Quality of Services.  The Board was satisfied with the nature, quality and extent of services to be provided by the Sub-Adviser. In reaching this conclusion, the Board reviewed, among other things, the Advisers’ investment experience, including the growth and development of their Far East operations as well as the Aberdeen Group’s global investment management activities, including in emerging markets, and the Aberdeen Group’s growth in Australia. The Board received information regarding the Investment Manager’s and its affiliates’ compliance with applicable laws and SEC and other regulatory inquiries or audits of the Fund and the Investment Manager and its affiliates. The Board also considered the background and experience of the Sub-Adviser’s senior management personnel and the qualifications, background and responsibilities of the portfolio managers that would be primarily responsible for the day-to-day portfolio management services for the Fund. The Board considered the fact that the services to be provided by the Sub-Adviser under the Sub-Advisory Agreement would not change from those currently provided to the Fund by AAMISL. In particular, the Board considered the fact that the AAMISL employees currently providing services to the Fund would continue to provide services to the Fund under the Sub-Advisory Agreement with the Sub-Adviser. In addition, the Board considered the financial condition of the Investment Manager and its affiliates and whether they have the financial wherewithal to provide a high level and quality of service to the Fund. The Board also considered information received from the Fund’s Chief Compliance Officer regarding the Sub-Adviser’s and its affiliates’ compliance policies and procedures. The Board also took into account the Sub-Adviser’s and its affiliates’ risk management processes. The Board also considered the Investment Manager’s and its affiliates’ brokerage polices and practices. The Board determined that the advisory services to be provided by the Sub-Adviser were extensive in nature and of high quality.

•	Fees and Expenses. In considering the sub-advisory fee to be paid by the Investment Manager to the Sub-Adviser, the Directors

took into consideration certain comparative expense information that was provided to them in connection with the Fund’s annual contract review. The Board noted that the proposed sub-advisory fee under the Sub-Advisory Agreement was identical to the fee payable to AAMISL. The Board also noted that the sub-advisory fee for the Fund would be paid by the Investment Manager, not the Fund, out of its management fee. The Board also noted that the management fee paid by the Fund would not change as a result of the merger.

•

Performance.  The Directors considered certain comparative performance data that, among other information, was provided to them at the Meeting in connection with the annual contract review. The Board received and reviewed, among other performance data, information compiled by Strategic Insight (“SI”) as to the Fund’s total return, as compared to the funds in the Fund’s Morningstar category (the “Morningstar Group”). The SI report indicated that the Fund’s performance was in the 2nd quintile for the year-to-date period ended April 30, 2011, was in the 1st quintile for the one- year period ended April 30, 2011, was in the 4th quintile for the three- year period ended April 30, 2011, and was in the 5th quintile for the five- year period ended April 30, 2011. The Board also received performance information from management that compared the Fund’s return to comparable non-U.S. investment companies in its Lipper category.

The Board received and considered information for each of the last five fiscal years regarding the Fund’s total return on a gross and net basis and relative to the Fund’s benchmark, the Fund’s share performance and premium/discount information and the impact of foreign currency movements on the Fund’s performance. The Board also received and reviewed information as to the Fund’s total return for each of the last five fiscal years as compared with the total returns of the Morningstar Group average, and other Aberdeen-managed funds and two segregated accounts with global bond mandates. The Board considered management’s discussion of the factors contributing to differences in performance, including differences in the investment strategies of each of these other funds and accounts. The Board also reviewed information as to the Fund’s discount/premium ranking relative to the Morningstar Group. The Board also noted that on a gross basis, the Fund outperformed its composite benchmark before expenses and fees for the one-, three-, and five- year periods ended April 30, 2011. In considering the Fund’s performance relative to its Peer Group and other comparable funds, the Board took into account the peer group in which the Fund was placed and the differences in investment strategies among the funds. The Board also considered the fact

Aberdeen Global Income Fund, Inc.

Supplemental Information (unaudited) (concluded)

that the Fund’s portfolio management team and research support is not expected to be impacted as a result of the transition from AAMISL to the Sub-Adviser. Taking into account the investment style and processes of the Advisers, as well as the peer group in which the Fund was placed for comparative purposes, the Board concluded that overall performance results were satisfactory and supported the approval of the Sub-Advisory Agreement.

•

Economies of Scale.  The Board also considered the effect of the Fund’s growth in size on its performance and fees. The Board noted that if the Fund’s assets increase over time, the Fund may realize economies of scale if assets increase proportionally more than certain other fixed expenses. However, because the sub-advisory fees are paid by the Investment Manager and not the Fund, the Board determined that the potential for economies of scale with respect to the Sub-Adviser’s management of the Fund was not a material factor in approving the Sub-Advisory Agreement.

•	Profitability; Ancillary Benefits. In considering the anticipated profitability to the Investment Manager and its affiliates of their relationships with the Fund, the Board noted that the proposed sub-advisory fee under the Sub-Advisory Agreement would be paid by the Investment Manager out of the management fee that it receives from the Fund. The Board also took into account that the proposed sub-advisory fee was identical to the fee paid to AAMISL, and that as a result, the Investment Manager’s and its affiliates’ profitability is not anticipated to change as a result of the new Sub-Advisory Agreement.

In considering whether to approve the Sub-Advisory Agreement, the Board considered a variety of factors, including those factors discussed above. The Board did not identify any factor as all-important or all-controlling and instead considered these factors collectively in light of the Fund’s surrounding circumstances, and each Director may have attributed different weight to the various factors. Based on their deliberations and their evaluation of the information provided to them, the Board, including a majority of the Independent Directors, concluded that approval of the approval of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. Accordingly, the Board, and the Independent Directors voting separately, approved the Sub-Advisory Agreement.

Aberdeen Global Income Fund, Inc.

Corporate Information

Directors

P. Gerald Malone, Chairman

Martin J. Gilbert

Neville J. Miles

William J. Potter

Peter D. Sacks

John T. Sheehy

Officers

Christian Pittard, President

Jeffrey Cotton, Chief Compliance Officer and Vice President, Compliance

Megan Kennedy, Vice President and Secretary

Andrea Melia, Treasurer and Principal Accounting Officer

Kevin Daly, Vice President

Martin J. Gilbert, Vice President

Alan Goodson, Vice President

Paul Griffiths, Vice President

Adam McCabe, Vice President

Anthony Michael, Vice President

John Murphy, Vice President

Jennifer Nichols, Vice President

Victor Rodriguez, Vice President

Lucia Sitar, Vice President

Sharon Ferrari, Assistant Treasurer

Matthew Keener, Assistant Secretary

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Investment Adviser

Aberdeen Asset Management Limited

Level 6, 201 Kent Street

Sydney, NSW 2000, Australia

Investment Sub-Adviser

Aberdeen Asset Managers Limited

Bow Bells House, 1 Bread Street

London United Kingdom

EC4M 9HH

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

One Heritage Drive

North Quincy, MA 02171

Transfer Agent

Computershare Trust Company, N.A.

250 Royall Street

Canton, MA 02021

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP

787 Seventh Ave

New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-866-839-5233

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

The accompanying Financial Statements as of April 30, 2012, were not audited and accordingly, no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Global Income Fund, Inc. are traded on the NYSE Amex Equities Exchange under the symbol “FCO”. Information about the Fund’s net asset value and market price is available at www.aberdeenfco.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Global Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Item 2 –	Code of Ethics.

Not applicable to this filing.

Item 3 –	Audit Committee Financial Expert.

Not required to be included in this filing.

Item 4 –	Principal Accountant Fees and Services.

Not required to be included in this filing.

Item 5 –	Audit Committee of Listed Registrants.

Not required to be included in this filing.

Item 6 –	Investments.

(a) Included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.
(b) Not applicable.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not required to be included in this filing.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies.

(a) Not required to be included in this filing

(b) During the period ended April 30, 2012, there was no change in any of the Portfolio Managers identified in the Registrant’s Annual Report on Form N-CSR filed on December 29, 2011.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
November 1 through November 30, 2011	0	0	0	904,419
December 1 through December 31, 2011	0	0	0	904,419
January 1 through January 31, 2012	0	0	0	907,427
February 1 through February 29, 2012	0	0	0	909,843
March 1 through March 31, 2012	0	0	0	911,040
April 1 through April 30, 2012	0	0	0	915,549
Total	0	0	0	-

1

The Registrant’s stock repurchase program was announced on March 19, 2001 and further amended by the Registrant’s Board of Directors on December 12, 2007. Under the terms of the current program, the Registrant is permitted to repurchase up to 10% of its outstanding shares of common stock, par value $.001 per share, on the open market during any 12 month period if and when the discount to net asset value is at least 8%.

Item 10 –	Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2012, there were no material changes to the policies by which stockholders may recommend nominees to the Fund’s Board.

Item 11 –	Controls and Procedures.

(a)

It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 –	Exhibits.

	(a)(1)	Not applicable.

	(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

	(a)(3)	Not applicable.

	(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

(c)

A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits (c)(1), (c)(2), (c)(3), (c)(4), (c)(5) and (c)(6), as required by the terms of the Registrant’s SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Global Income Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
President of Aberdeen Global Income Fund, Inc.

    Date: June 21, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
President of Aberdeen Global Income Fund, Inc.

    Date: June 21, 2012

By:	/s/Andrea Melia
Andrea Melia,
Treasurer of Aberdeen Global Income Fund, Inc.

    Date: June 21, 2012

Exhibit List

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications

12(c)(1), 12(c)(2), 12(c)(3), 12(c)(4), 12(c)(5), 12(c)(6) Distribution notice to stockholders